      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


PROXY CARD   PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")   PROXY CARD
                                       OF

                            AIM V.I. BASIC VALUE FUND

                  (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                     o  PROXY MUST BE SIGNED AND DATED BELOW.

                                     Dated                      2004
                                           --------------------


                                     -------------------------------------------


                                     -------------------------------------------
                                           Signature(s) (if held jointly)

                                     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                     APPEARS ON THIS PROXY CARD. All joint
                                     owners should sign. When signing as
                                     executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

     o PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.


                                                                 PLEASE MARK
                                                           [X]   VOTE AS IN THIS
                                                                 EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

1. To elect sixteen individuals to the Board of AIM Variable Insurance Funds,                                  WITHHOLD
   each of whom will serve until his or her successor is elected and qualified:                                AUTHORITY
                                                                                                        FOR     FOR ALL    FOR ALL
   01 Bob R. Baker        05 Albert R. Dowden      09 Robert H. Graham     13 Ruth H. Quigley           ALL     NOMINEES    EXCEPT*
   02 Frank S. Bayley     06 Edward K. Dunn, Jr.   10 Gerald J. Lewis      14 Louis S. Sklar
   03 James T. Bunch      07 Jack M. Fields        11 Prema Mathai-Davis   15 Larry Soll, Ph.D.         [ ]       [ ]         [ ]
   04 Bruce L. Crockett   08 Carl Frischling       12 Lewis F. Pennock     16 Mark H. Williamson


   *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

   -----------------------------------------------------------------------------


   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.





                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                       OF

                         AIM V.I. GLOBAL UTILITIES FUND


                  (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.


                                                   PROXY MUST BE SIGNED AND DATED BELOW.


                                        Dated ____________________ 2004


                                        -------------------------------------------------------------


                                        -------------------------------------------------------------
                                                    Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY
                                        CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a
                                        corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the
                                        partnership name.

        o  Please fold and detach card at perforation before mailing.  o

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                                           ---------
                                                                                                      PLEASE MARK
                                                                                               X      VOTE AS IN THIS
                                                                                                      EXAMPLE
                                                                                           ---------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.  To approve an Agreement and Plan of Reorganization under which all of the       FOR      AGAINST     ABSTAIN
    assets of AIM V.I. Global Utilities Fund, an investment portfolio of AIM        [ ]        [ ]         [ ]
    Variable Insurance Funds ("Trust"), will be transferred to INVESCO VIF -
    Utilities Fund ("Buying Fund"), an investment portfolio of INVESCO Variable
    Investment Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of
    AIM V.I. Global Utilities Fund and Buyer will issue shares of each class of
    Buying Fund to shareholders of the corresponding class of shares of AIM V.I.
    Global Utilities Fund and, in connection therewith, the sale of all of AIM
    V.I. Global Utilities Fund's assets and the termination of AIM V.I. Global
    Utilities Fund as a designated series of Trust.


                                                                                             WITHHOLD
                                                                                    FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board of Trust, each of whom will serve     ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                     NOMINEES
                                                                                    [ ]        [ ]         [ ]

       01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
       02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
       03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
       04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                       OF

                         AIM V.I. NEW TECHNOLOGICAL FUND


                  (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.


                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated ____________________ 2004


                                        -------------------------------------------------------------


                                        -------------------------------------------------------------
                                                    Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY
                                        CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a
                                        corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the
                                        partnership name.

        o  Please fold and detach card at perforation before mailing.  o

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                                           ---------
                                                                                                      PLEASE MARK
                                                                                               X      VOTE AS IN THIS
                                                                                                      EXAMPLE
                                                                                           ---------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.  To approve an Agreement and Plan of Reorganization under which all of the         FOR      AGAINST     ABSTAIN
    assets of AIM V.I. New Technology Fund, an investment portfolio of AIM            [ ]        [ ]         [ ]
    Variable Insurance Funds ("Trust"), will be transferred to INVESCO VIF -
    Technology Fund ("Buying Fund"), an investment portfolio of INVESCO Variable
    Investment Funds, Inc. ("Company"), Buying Fund will assume the liabilities of
    AIM V.I. New Technology Fund and Company will issue shares of each class of
    Buying Fund to shareholders of the corresponding class of shares of AIM V.I.
    New Technology Fund and, in connection therewith, the sale of all of AIM
    V.I. New Technology Fund's assets and the termination of AIM V.I. New
    Technology Fund as a designated series of Trust.

                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board of Trust, each of whom will serve       ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]

         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.